Adelphia
                                                              Business Solutions

                           Morgan Stanley Sponsored

                                 Investor Day

                               September 5, 2001

                                                                        Adelphia
                                                              Business Solutions

Forward Looking Financial Information Disclosure Disclaimer

     The statements in this presentation that are not historical facts are forward-looking statements that are subject to material risks and uncertainties. Investors are cautioned that any such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties, and that actual results or developments may differ materially from those in the forward-looking statements as a result of various factors which are discussed in Adelphia's and Adelphia Business Solution's filings with the Securities and Exchange Commission. These risks and uncertainties include, but are not limited to, uncertainties relating to economic and business conditions, acquisitions and divestitures, growth and expansion risks, the availability and cost of capital, government and regulatory policies and developments, the pricing and availability of equipment, materials, inventories and programming, product acceptance, the ability to construct, expand and upgrade its cable systems, fiber optic networks and related facilities, risks associated with reliance on the performance and financial condition of vendors and customers, the ability of the companies to execute on their business plans and to market services to existing and new customers dependence on customers and their spending patterns; technological developments and changes in the competitive environment in which we operate. Additional information regarding factors that may affect the business and financial results of Adelphia and Adelphia Business Solutions can be found in their most recent Quarterly Reports on Form 10-Q filed with the Securities Exchange Commission and their respective Form 10-Ks for the year ended December 31, 2000, as well as in the prospectus and most recent prospectus supplement filed under Registration Statement Nos. 333-64224 and 333-11142 (formerly No. 333-88927), under the section entitled "Risk Factors" contained therein. Neither company undertakes to update any forward-looking statements in this presentation or with respect to matters described herein.

                                                                        Adelphia
                                                              Business Solutions

[PICTURE]

Company Overview
Status Report
     Modification of Business Plan

     . Concentration in 50-60 markets with current active (or near to active) networks

     .    Leverage profitability of Classes of `96-'98 markets

          -    Dense Fiber Optic Rings

          -    Fixed wireless

          -    DSL Connectivity in Bell LSOs


     . Utilize regional network in Eastern U.S. for connectivity of newer markets

     .    Focus new business on owned network assets - eliminate TSR

     .    Continued conversion/elimination of existing TSR customer base in 2001

                                                                        Adelphia
[PICTURE]                                                     Business Solutions
                          Financial Impact of Business
                               Plan Modification

                                                 Previous Plan      New Plan
                                                 -------------      --------
Markets                                              75-80            50-60
Revenue Growth 5yr CAGR                               41%              33%
EBITDA Positive                                      Q4 '01           Q4 '01
Cap X - Q3 2001-2003                              $960 Million     $630 Million
Free Cash Flow                                       Q4 '04           Q2 '04
Adjusted Funding Gap as of
June 30, 2001                                  ($1,105 Million)    ($80 Million)
Sources of Financing
- Existing Liquidity @ June 30, 2001              $85 Million       $85 Million
- Asset Sale to ADLAC                                   -          $125 Million
- Senior Secured Credit Facility                        -          $500 Million

                                                                        Adelphia
                                                              Business Solutions

                                                       IP Data Center

                                   [MAP]



230 million POPs of Fixed

    Wireless Spectrum

                                                                        Adelphia
                                                              Business Solutions

                                Major Customers
                                    [LOGOS]

                                                                        Adelphia
                                                              Business Solutions

                                    [LOGOS]

                                                                        Adelphia
                                                              Business Solutions

Commonwealth of PA

Illustrates advantages of a facilities rich approach and strong product portfolio

                                                                 Access

   Service Requirements       Product Offerings               Technologies

   --------------------       -----------------             ----------------
       Dial tone -                 Centrex

      100,000 lines               POTS/PRI                     Fiber Rich
                                                                Network
                                Long distance           -
                                                        -
        2,500 data             ACD Application          -
        locations                                           Broadband Fixed
                                     WAN                        Wireless

                                 High Speed     -
      State wide ATM              Ethernet      -
         network                                -
                                     ATM                          ILEC
                                                            Colocations/DSL
                                 Frame Relay
   --------------------       -----------------             ----------------

                                Contribution to Business Plan

                                . Annual Revenues of over $50 million and going

                                . Annual EBITDA contribution of over $25 million

                                                                        Adelphia
                                                              Business Solutions

[PICTURE]

2001 Business Drivers

     .    Convert Existing TSR Customers to our Networks

     .    Add New Customers Directly on to our Networks

     . Significantly reduce overhead expenses associated with nationwide expansion effort

     . Complete Local Network Construction and light an additional 35 markets in 2001

     .    Complete Long-haul Connectivity for all Local Markets lit in 2001

     . Maximize Billing and Cross Product Bundling Opportunities through Launch on New OE/OM Convergence Billing System

     .    Expand Product Management Efforts

     .    Minimize Bad Debts Associated with Bad Customers

                                                                        Adelphia
                                                              Business Solutions

                                MARKET MATURITY
                           A TRACK RECORD OF SUCCESS

                           21 Original Markets                  38 Expansion Markets

                        Gross                Free Cash       Gross                Free Cash
                        Margin     EBITDA      Flow          Margin    EBITDA       Flow
                       Positive   Positive   Positive       Positive  Positive    Positive
                      --------------------------------     --------------------------------
Three Years from Now      21         21         21             38        38          15
                      --------------------------------     --------------------------------
Two Years from Now        21         21         21             38        30           5
                      --------------------------------     --------------------------------
One Year from Now         21         21         15             25        12           0
                      --------------------------------     --------------------------------
Today                     21         21          9              9         1           0
                      --------------------------------     --------------------------------
One Year Ago              21         17          1              0         0           0
                      --------------------------------     --------------------------------
Two Years Ago             18         16          1              0         0           0
                      --------------------------------     --------------------------------
Three Years Ago           16          7          0              0         0           0
                      --------------------------------     --------------------------------

                                                                        Adelphia
                                                              Business Solutions

[PICTURE]

Proof of Concept - A
Facilities Based Strategy

     .    All Original Markets are EBITDA positive

     .    Strong Facilities Presence in Lit Markets

          -    Regional network rings active in East U.S.

          -    Core networks for Class of 1999 being completed during 2001

     .    History of strong Gross Margins in Mature Markets

          -    Class of 1996 consistently over 70% GM

          -    On-switch emphasis will improve overall GM in 2001

     . Multiple Broadband Access Technologies will facilitate Facilities Based Strategy in Newer Markets

                                                                        Adelphia
                                                              Business Solutions

Gross Margin Opportunities Depend Upon
Delivery Method


       [GRAPH]


                              . Gross Margin Opportunity is very Dependent Upon Transport Method

                              . Established Markets Incremental Margin per Capital Dollar Deployed is Very High

                              . Lower Dependence Upon ILEC Increases Service Capabilities

                              . Broadband Connectivity Aids Multiple Service Offerings and Cross Product Bundling Opportunities

                                                                        Adelphia
                                                              Business Solutions

                 Capital Cost of Facilities Based Market Entry

                                                                ------------------------------------------------------
($ in millions)                                                               Targeted 5 Year ROA
Core Infrastructure Capital                         Years 1/2
---------------------------                         ---------   ------------------------------------------------------
Local Fiber Network - assumes 100                     $   5.0    ($ in millions)             With           Without
miles @ $50K average (40% savings                                                            Cable           Cable
if built with cable partner)                                                                Partner         Partner
                                                                                            --------------------------
Central Office with Regional Switch                              Year 5 Revenue             $     28        $     22
   - CO                                    $   5.0
   - Switch                                $   3.0               Year 5 EBITDA              $     15        $     11
   - Sonet                                 $   1.0
   - DACs                                  $   1.5               EBITDA %                         54%             51%
                                           -------
Total Central Office                                  $  10.5    Gross PP&E - Core          $     16        $     18
LSO Collocation - assumes 4-6                         $   1.5    Gross PP&E - Success Based $     28        $     24
ILEC COs                                                         Customers                     1,500           1,200
Connectivity to Long Haul Network                     $   0.4
Other (Office, Vehicles, Tools, etc.)                 $   0.6    Employees                        65              60
                                                      -------
Total Core Infrastructure                             $  18.0    Unlevered ROA                    37%             28%
                                                      =======   ------------------------------------------------------

  Thereafter capital spending, including capacity spending, is largely success based at $650-$750/access line addition

                                                                        Adelphia
                                                              Business Solutions

                         Capital Spending Plan

                         .    Heavily focused on profitable business

                                    [GRAPH]

                                                                        Adelphia
                                                              Business Solutions


[PICTURE]

Strong Return on Incremental
Capital Investment
Success based capital has high contribution margin

    . Core markets contribution of Annualized Revenues to Capital Investment of $1.10:$1.00

    .    On-switch EBITDA margins of 55% - 75%

         -    Annual run-rate EBITDA improvement of over $140-$160 million

    .    Implied 2 year return of capital investment

    .    Focus on Customer Premise Equipment and Access Capital (Fiber, LMDS,
         DSL)

                                                                        Adelphia
                                                              Business Solutions


                 Illustrative Financial Model of a CLEC Market

                                    [GRAPH]

                                                                        Adelphia
                                                              Business Solutions

                      A Historic Track Record of Success

                             EBITDA % of Revenues

                                    [GRAPH]

                                                     Length of Time Markets in Operation Since:

                                                  1 Yr             2 Yrs          4 Yrs              5+ Yrs
* Markets at -100% EBITDA
represent markets with minimal
revenue and operating expense
                                           2000               1999        1998/97         1996 and before


Annualized EBITDA                         $ (4.2M)          $(21.8M)      $ 26.6M            $150.3M

Gross PP&E as of 6/30/01                  $134.3M           $405.3M       $168.6M            $807.6M

                                                                        Adelphia
                                                              Business Solutions

                      A Historic Track Record of Success

                             EBITDA % of Revenues

                                    [GRAPH]

     Harrisburg

     LQA Revenue              $24.2M

     LQA EBITDA               $18.9M

     EBITDA %                   64.6%

     Gross PP&E               $72.4M

     Unlevered ROA              32.5%

     Customers                   992

     Employees                    34

                  Length of Time Markets in Operation Since:

           1 Yr           2 Yrs           4 Yrs              5+ Yrs

    2000            1999          1998/97         1996 and before

                                                                        Adelphia
                                                              Business Solutions

                      A Historic Track Record of Success

                             EBITDA % of Revenues

                                    [GRAPH]

     Wichita

     LQA Revenue         $19.7M

     LQA EBITDA          $11.3M

     EBITDA %              57.4%

     Gross PP&E          $38.6M

     Unlevered ROA         46.0%

     Customers            1,066

     Employees               47

                  Length of Time Markets in Operation Since:

          1 Yr            2 Yrs             4 Yrs                5+ Yrs

   2000           1999             1998/97           1996 and before

                                                                        Adelphia
                                                              Business Solutions

                      A Historic Track Record of Success

                             EBITDA % of Revenues

                                    [GRAPH]

     Philadelphia

     LQA Revenue         $ 65.8M

     LQA EBITDA          $ 37.3M

     EBITDA %               56.7%

     Gross PP&E          $128.2M

     Unlevered ROA          28.7%

     Customers             2,000

     Employees                71

                  Length of Time Markets in Operation Since:

            1 Yr           2 Yrs          4 Yrs             5+ Yrs

     2000           1999         1998/97         1996 and before

                                                                        Adelphia
                                                              Business Solutions

                      A Historic Track Record of Success

                             EBITDA % of Revenues

                                    [GRAPH]

     Vermont

     LQA Revenue         $ 38.9M

     LQA EBITDA          $ 20.0M

     EBITDA %               51.3%

     Gross PP&E          $ 54.4M

     Unlevered ROA          45.6%

     Customers               772

     Employees                35

                   Length of Time Markets in Operation Since:
                 1 Yr         2 Yrs           4 Yrs                   5+ Yrs

          2000         1999          1998/97         1996 and before

                                                                        Adelphia
                                                              Business Solutions

                      A Historic Track Record of Success

                             EBITDA % of Revenues

     Buffalo

     LQA Revenue         $30.3M

     LQA EBITDA          $ 8.1M

     EBITDA %              26.7%

     Gross PP&E         $ 71.5M

     Unlevered ROA         36.5%

     Customers            2,298

     Employees               59

                  Length of Time Markets in Operation Since:
             1 Yr         2 Yrs           4 Yrs                  5+ Yrs

       2000       1999           1998/97         1996 and before

                                                                        Adelphia
                                                              Business Solutions


                      A Historic Track Record of Success

                             EBITDA % of Revenues


Jacksonville

     LQA Revenue         $ 17.6M

     LQA EBITDA          $  2.2M

     EBITDA %               12.8%

     Gross PP&E          $ 98.5M

     Unlevered ROA          16.0%

     Customers               875

     Employees                45

                  Length of Time Markets in Operation Since:
                1 Yr      2 Yrs          4 Yrs                  5+ Yrs

          2000       1999       1998/97         1996 and before

                                                                        Adelphia
                                                              Business Solutions

                                 Class of 1996

                   Overall Quarterly Annualized Performance*

Revenue CAGR 40%

                                    [GRAPH]



EBITDA (45% of Revenue)

Actual results (41% of revenue)

* Before Allocation of Corporate Overhead
                   Sep01 - Dec01 represent Company estimates

                                                                        Adelphia
                                                              Business Solutions

                              Class of 1997/1998

                   Overall Quarterly Annualized Performance*

                                    [GRAPH]


Revenue CAGR 61%

EBITDA (40% of Revenue)

Actual results (37% of revenue)

* Before Allocation of Corporate Overhead
                   Sep01 - Dec01 represent Company estimates

                                                                        Adelphia
                                                              Business Solutions

                                 Class of 1999

                   Overall Quarterly Annualized Performance*

                                    [GRAPH]


Revenue CAGR 115%

* Before Allocation of Corporate Overhead
                   Sep01 - Dec01 represent Company estimates

                                                                        Adelphia
                                                              Business Solutions


                                 Class of 2000

                   Overall Quarterly Annualized Performance*

                                    [GRAPH]


Revenue CAGR 325%

* Before Allocation of Corporate Overhead
                   Sep01 - Dec01 represent Company estimates

                                                                        Adelphia
                                                              Business Solutions

                              Financial Results
                              21 Original Markets

           Revenue                                    EBITDA  40.6%
                                                              Margin
                    2 year
                    CAGR 80%

             [GRAPH]                                      [GRAPH]

SEP99Q                     $198,052          SEP99Q                $ 52,616
DEC99Q                     $242,360          DEC99Q                $ 84,860
MAR00Q                     $285,956          MAR00Q                $ 84,296
JUN00Q                     $321,636          JUN00Q                $ 78,540/(a)/
SEP00Q                     $368,916          SEP00Q                $117,016
DEC00Q                     $387,044          DEC00Q                $137,368
MAR01Q                     $411,904          MAR01Q                $150,088
JUN01Q                     $435,504          JUN01Q                $176,856

Last Quarter Annualized ($'000s)            Last Quarter Annualized ($`000s)

/(a)/  Includes settlement charges with Bell Atlantic

                                                                        Adelphia
                                                              Business Solutions

                              Gulf Region/Wichita
                            A Case Study in Success

                                                                        Adelphia
                                                              Business Solutions


                  Overview of Assets-Facilities Key Drivers
                             to Long Term Success


                                          One Year Ago   Current    By Q1 2002
                                          ------------   -------    ----------

Lit Markets                                     40            59            62

Local Operational Fiber Miles - Route        8,147        10,142        11,000
                              - Strand     359,862       586,183       650,000
5ESS Switches Operational                       23            30            30

Collocated Central Offices                     234           321           350

Data Switches                                   --            30            30

Buildings Connected                          3,057         3,369         4,200

                                    [GRAPH]

                                                                        Adelphia
                                                              Business Solutions


           Type I - Leveraging Facilities for High Economic Returns Typical Single Tenant Type I Building Profile
               Tenants                                                  1
               Square Feet                                         10,000
               Addressable Market - Access Lines                  40 - 50
                                  - Annual Telecom Dollars       $ 25,000
          Building Entry/CPE Cost Profile
               Fiber Construction                                $  5,000
               CPE (including SONET)                               12,000
               Riser Cable/Labor, etc.                              1,000
                  Total Capital Costs                            $ 18,000

             Opportunity                                         100%
                                                                 ----
             Revenue (Monthly Recurring)*                        $  2,100
             Cost of Service/Building Rent                            250
                                                                 --------
             Gross Margin $                                         1,850
             Gross Margin %                                            88%
             Selling Cost - One Time                               (3,500)
             Incremental Monthly EBITDA Contribution                1,850
             Payback (in Months)                                12 months
             ROIC - assumes customer for 4 years                     96.3%

* Excludes one time installation charges which are often available in Type I Buildings

                                                                        Adelphia
                                                              Business Solutions


     Type I - Leveraging Facilities for High Economic Returns
    Typical Type I Multi-Tenant Building Profile

       Tenants                                                              20
       Square Feet                                                     100,000
       Addressable Market - Access Lines                                   240
                          - Annual Telecom Dollars                   $ 168,000

    Building Entry/CPE Cost Profile
       Fiber Construction                                               10,000
       CPE (including SONET)                                            16,000
       Riser Cable/Labor, etc                                            4,000
         Total Capital Costs                                         $  30,000

                                              Penetration Rates of Building
                                              -----------------------------
    Opportunity                               20%        50%          100%
                                              ---        ---          ----
    Revenue (Monthly Recurring)*              $ 2,800    $ 7,000      $14,000
    Cost of Service/Building Rent                 525        850        1,400
                                            ---------   --------     --------
    Gross Margin $                              2,275      6,150       12,600
    Gross Margin %                                 81%        88%          90%
    Selling Cost - One Time                    (3,000)    (7,500)     (15,500)
    Incremental Monthly EBITDA Contribution     2,275      6,150       12,600
    Payback (in Months)                     14 months   8 months     6 months
    ROIC - assumes customer for 4 years          73.6%     145.9%       197.4%

* Excludes one time installation charges which are often available in Type I Buildings

                                                                        Adelphia
                                                              Business Solutions


                                     [MAP]

                                                                        Adelphia
                                                              Business Solutions

                                 City Overview
          ----------------------------------------------------------------------
          June Month-End
          ----------------------------------------------------------------------
                             On-Net       Type II          TSR           Total
          ----------------------------------------------------------------------
          Budget %               72%           16%            12%
          ----------------------------------------------------------------------
          Actual %               75%           18%             6%
          ----------------------------------------------------------------------
          Budget Qty         13,834         3,064          2,344         19,242
          ----------------------------------------------------------------------
          Actual Qty         15,151         3,699          1,261         20,111
          ----------------------------------------------------------------------
          Delta               1,317           635         (1,083)           869
          ----------------------------------------------------------------------
--------------------------------------------------------------------------------
Existing   Pending      Fiber                 Type II      Type II
--------------------------------------------------------------------------------
  LEC        LEC        Route        Lit        DS1          DS0          TSR
--------------------------------------------------------------------------------
Collo's    Collo's      Miles    Buildings   Buildings    Buildings    Buildings
--------------------------------------------------------------------------------
       5         2        236          225         333          209          576
================================================================================
                        Lines       15,151       3,268          431        1,261
                        Per Bldg                   9.8          2.1          2.2
                        ========================================================

                                                                        Adelphia
                                                              Business Solutions

                        Budget Summary YTD thru June 01

     ---------------------------------------------------------------------
                             Total              Budget            Delta
     ---------------------------------------------------------------------
     REVENUE              10,223,741           9,061,740        1,162,001
     ---------------------------------------------------------------------
     ---------------------------------------------------------------------
     Tech Exp              1,554,968           1,556,638           (1,670)
     ---------------------------------------------------------------------
     ---------------------------------------------------------------------
     GROSS                 8,668,773           7,505,102        1,163,671
     ---------------------------------------------------------------------
     MARGIN                       85%                 83%
     ---------------------------------------------------------------------
     ---------------------------------------------------------------------
     Total Expenses        4,417,940           3,572,324          845,616
     ---------------------------------------------------------------------
     ---------------------------------------------------------------------
     EBITDA                5,805,801           5,489,416          316,385
     ---------------------------------------------------------------------
                                  57%                 61%
     ---------------------------------------------------------------------

                                                                        Adelphia
                                                              Business Solutions

                             Well Known Customers

                                    [LOGOS]

                                                                        Adelphia
                                                              Business Solutions

                        Technical Exp YTD thru June 01

-------------------------------------------------------------------------------------------------------
       Top 12                 1st Q        2nd Q         YTD         BUDGET      Delta
-------------------------------------------------------------------------------------------------------
Wages                        279,557      322,020      601,577      513,716       87,861          117%
-------------------------------------------------------------------------------------------------------
TSR                          248,982       39,591      288,573      465,745     (177,172)          62%
-------------------------------------------------------------------------------------------------------
Type II                      159,671      175,653      335,324      290,293       45,031          116%
-------------------------------------------------------------------------------------------------------
Long Distance                132,408      141,873      274,281      245,000       29,281          112%
-------------------------------------------------------------------------------------------------------
Oper Trnspt Fee               83,221      106,603      189,824      160,832       28,992          118%
-------------------------------------------------------------------------------------------------------
Data Expense                  59,723       83,139      142,862      107,120       35,742          133%
-------------------------------------------------------------------------------------------------------
Interconnect Fees             42,367       74,972      117,339       47,305       70,034          248%
-------------------------------------------------------------------------------------------------------
Collocation                   31,230       25,291       56,521       63,750       (7,229)          89%
-------------------------------------------------------------------------------------------------------
Outside Services              18,597       11,144       29,741       38,400       (8,659)          77%
-------------------------------------------------------------------------------------------------------
Other Tech Exp                 9,751       17,969       27,720       30,691       (2,971)          90%
-------------------------------------------------------------------------------------------------------
Travel & Entertainment         1,726        4,686        6,412       14,080       (7,668)          46%
-------------------------------------------------------------------------------------------------------
Education                      2,251           --        2,251        5,250       (2,999)          43%
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Total Technical Expenses     814,411      740,557    1,554,968    1,556,638       (1,670)         100%
-------------------------------------------------------------------------------------------------------
Gross Margin Percentage           85%          84%        85.0%          83%
-------------------------------------------------------------------------------------------------------

                                                                        Adelphia
                                                              Business Solutions


                        Marketing Exp YTD thru June 01

-------------------------------------------------------------------------------
                    1st Q       2nd Q        YTD      BUDGET      Delta
-------------------------------------------------------------------------------
Outside Service     7,580          --       7,580                  7,580
-------------------------------------------------------------------------------
Advertisement      54,496      29,121      83,617      76,926      6,691   109%
-------------------------------------------------------------------------------
Other              (9,924)     (4,930)    (14,854)         --    (14,854)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Total              52,152      24,191      76,343      76,926       (583)   99%
-------------------------------------------------------------------------------
% to Sales           0.95%       0.51%      0.75%      0.85%
-------------------------------------------------------------------------------

                                                                        Adelphia
                                                              Business Solutions


                         Sales Expense YTD thru June 01

-------------------------------------------------------------------------------------------
                     1st Q       2nd Q        YTD         BUDGET       Delta
Wages               212,755     216,713      429,468      349,832      79,636         123%
-------------------------------------------------------------------------------------------
Bonus & Comm        209,533     150,173      359,706      197,579     162,127         182%
-------------------------------------------------------------------------------------------
Education                                         --        4,940      (4,940)          0%
-------------------------------------------------------------------------------------------
T&E                   3,443      (2,869)         574       15,814     (15,240)          4%
-------------------------------------------------------------------------------------------
Telephone             1,014         762        1,776        5,175      (3,399)         34%
-------------------------------------------------------------------------------------------
Outside Services      5,481       1,457        6,938        7,200        (262)         96%
-------------------------------------------------------------------------------------------
Recruiting                                        --       15,750     (15,750)          0%
-------------------------------------------------------------------------------------------
Other                   532         293          825        2,427      (1,602)         34%
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Total               432,758     366,529      799,287      598,717     200,570
-------------------------------------------------------------------------------------------
% to Sales             7.86%       7.77%        7.82%       6.61%
-------------------------------------------------------------------------------------------

                                                                        Adelphia
                                                              Business Solutions


                                             G&A YTD thru June 01
--------------------------------------------------------------------------------------------------------
    Top 12            1st Q          2nd Q            YTD          BUDGET         Delta
Bad Debt              459,360        382,373        841,733        181,236       660,497           464%
--------------------------------------------------------------------------------------------------------
Wages                 149,393        145,916        295,309        323,901       (28,592)           91%
--------------------------------------------------------------------------------------------------------
Taxes & Fees          130,295        144,993        275,288        168,000       107,288           164%
--------------------------------------------------------------------------------------------------------
Billing               106,108        154,407        260,515        205,236        55,279           127%
--------------------------------------------------------------------------------------------------------
Office Rent            59,021         73,365        132,386        126,000         6,386           105%
--------------------------------------------------------------------------------------------------------
Bonus & Comm           36,628         20,223         56,851         48,000         8,851           118%
--------------------------------------------------------------------------------------------------------
Outside Services       25,339         12,777         38,116         32,160         5,956           119%
--------------------------------------------------------------------------------------------------------
Telephone              14,829         21,428         36,257         82,800       (46,543)           44%
--------------------------------------------------------------------------------------------------------
Office Supplies        13,424          8,032         21,456         46,120       (24,664)           47%
--------------------------------------------------------------------------------------------------------
T&E                     5,486          3,929          9,415         45,000       (35,585)           21%
--------------------------------------------------------------------------------------------------------
Education               4,000             --          4,000         13,168        (9,168)           30%
--------------------------------------------------------------------------------------------------------
Other G&A                  (6)        (2,523)        (2,529)        16,492       (19,021)          -15%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Total               1,017,548        969,794      1,987,342      1,340,043       647,299           148%
--------------------------------------------------------------------------------------------------------
% to Sales              18.47%         20.57%         19.44%         14.79%
--------------------------------------------------------------------------------------------------------

                                                                        Adelphia
                                                              Business Solutions

                                Type 1 Strategy


[_]  Current Type 1 Buildings           -         227

[_]  Total Identified Type 1 Buildings  -         100's

[_]  To be added this year              -         12 - 24

[_]  All multi-tenant buildings with clear potential are already On-Net

[_]  Remaining potential are single tenant, office parks and strip centers

     [_] Sales drive single tenant entry

     [_] Office park and strip center tenants sometimes justify fiber

     [_] Outside Plant Cabinet with copper distribution being developed

                                                                        Adelphia
                                                              Business Solutions


                          Margin Improvement Efforts

[_]  A/R Collections Efforts

[_]  Resale Conversion / Rate Increases

[_]  Cost of Service Analysis

[_]  Type II / UNE Optimization

[_]  Increase focus on new / existing
     Type I locations

                                                                        Adelphia
                                                              Business Solutions

                      A Historic Track Record of Success

                             EBITDA % of Revenues

                                  Gulf Region

                                    [GRAPH]

                  Length of Time Markets in Operation Since:

             1 Yr            2 Yrs             4 Yrs                  5+ Yrs

     2000             1999            1998/97            1996 and before

                                                                        Adelphia
                                                              Business Solutions

                            Class of 1999/2000 Markets
                        Following in the footprints of
                                 their mature brethren
                          David Sutherland - RVP South
                                                Region

                                                                        Adelphia
                                                              Business Solutions

Class of 1999 Markets Basic Facts

 .    History
     -    Initial Expansion into primarily larger Tier I/II markets
     -    Focus of Eastern half of US, particularly Southeastern US
     - Initially heavy focus on market share penetration before facilities were in place
     - Represents addressable market of approximately 18 million access lines $35 billion in annual telecom revenues
 .    Current Situation
     -    Only money forward in markets with network presence (25 markets)
     - Markets now have lit/operational metropolitan network rings, central offices, and ILEC/IXC collocations
     -    Aggressively converting existing TSR business
     -    No further TSR Installations
     - Reducing dependence/cost of ILEC networks use, i.e. driving positive gross margin

                                                                        Adelphia
                                                              Business Solutions

Class of 1999 Markets Basic Facts Con't

 .    Future Outlook
     -    Turn gross margin positive by end of 2001;EBITDA positive by Q3 2002
     - Incremental contribution margin from TSR conversion and new on-switch business of 65%-80%
     - Core market capital spending largely complete, then success based capital at roughly $650-$750/access line addition
     - Competitive landscape becoming much more favorable - market share opportunity is large

                                                                        Adelphia
                                                              Business Solutions

                          The Corner Has Been Turned
                   Passing the EBITDA Loss Inflection Point


                                    [GRAPH]

                                                                        Adelphia
                                                              Business Solutions

                          The Corner Has Been Turned
                   Passing the EBITDA Loss Inflection Point

          Historic                                Forward Looking Guidance
          --------                                ------------------------

                                    [GRAPH]

                                                                        Adelphia
                                                              Business Solutions

                      A Historic Track Record of Success

                             EBITDA % of Revenues
                                 South Region

                                    [GRAPH]

                   Length of Time Markets in Operation Since:
            1 Yr           2 Yrs          4 Yrs                  5+ Yrs

     2000          1999          1998/97         1996 and before

                                                                        Adelphia
                                                              Business Solutions


                              The Track to Success

                  The Month Each Market Turns Positive EBITDA

-----------------------------------------------------------------------------------------------------------
                    AUG 01  SEP 01  OCT 01  NOV 01  DEC 01  JAN 02  FEB 02  MAR 02  APR 02  MAY 02  JUN 02
-----------------------------------------------------------------------------------------------------------
Jacksonville          X
-----------------------------------------------------------------------------------------------------------
Baton Rouge           X
-----------------------------------------------------------------------------------------------------------
Southern Region                               X
-----------------------------------------------------------------------------------------------------------
South Florida                                 X
-----------------------------------------------------------------------------------------------------------
Charlotte                                                      X
-----------------------------------------------------------------------------------------------------------
Orlando                                                        X
-----------------------------------------------------------------------------------------------------------
New Orleans                                                                     X
-----------------------------------------------------------------------------------------------------------
South Carolina                                                                  X
-----------------------------------------------------------------------------------------------------------
Raleigh                                                                                 X
-----------------------------------------------------------------------------------------------------------
Mobile                                                                                          X
-----------------------------------------------------------------------------------------------------------
Tampa                                                                                           X
-----------------------------------------------------------------------------------------------------------
Atlanta                                                                                                X
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

                                                                        Adelphia
                                                              Business Solutions


              Class of 1999 Markets - The Drive to Profitability

 .    Type I Building Entry Strategy
     -    Replicate Historic Performance of Original Markets - Lots of
          experience
     -    Focus on mid-sized buildings - under-served portion of the market
     -    Utilized fixed wireless (2002+) where feasible
     -    Lower CPE costs resulting in improved economics
 .    TSR Conversion of Existing Lines
     -    177 lit collocated LSOs
     -    Focus on customers within our footprint
     - Raise rates or terminate customers where economics of conversion do not work

                                                                        Adelphia
                                                              Business Solutions


                       The Drive to Profitability Con't

 .    Type II
     -    Improved economics with UNEs and EELs
     -    Large addressable market for bundled services on IAD

 .    Cost of Service Initiatives
     -    Detailed audit of ILEC facilities invoices - error rate 10%-25%
     - Dispute resolution very favorable to date. $15.2M recovered (or pending recovery) disputes

 .    Pricing
     -    Pass through of ILEC charges for usage on TSR accounts
     -    Features charges comparable to ILEC pricing
     -    Discount to ILEC - On-switch 15%-20% off ILEC Tariff
                           - TSR 0% off ILEC Tariff

                                                                        Adelphia
                                                              Business Solutions

                   Profile of Improved Financial Performance

                          Lines On-Switch versus TSR

                            Lines On-Switch vs. TSR

                                    [GRAPH]

            1/31/2001   2/28/2001    3/31/2001   4/30/2001    5/31/2001    6/30/2001   7/31/2001    8/31/2001
           (5 cities)  (7 cities)   (7 cities)  (10 cities)  (11 cities)  (11 cities) (11 cities)  (11 cities)
On Switch    12664        13928        26052       29561        32584        46665       55340        58805
TSR          77560        75531        74351       70053        64421        59924       54204        51192

                                                                        Adelphia
                                                              Business Solutions

TSR Conversion & Type II Tremendous Margin Opportunity

Typical Type II Customer Profile

        Access Lines Served- Local                8-14

                           - LD                   50% to 60% take rate

        Data/Internet Access                      128kb - 512kb circuit

     Monthly Recurring Revenue - Average                       $    650

     Capital Cost - Incremental CPE/Cabling                    $  3,600

Payback/Margin Analysis                     Current (UNEs/EELs)     Historic (Special Access T-1)
-----------------------                     -------------------     -----------------------------
Monthly Recurring Revenue                        $  650                    $     650
ILEC Line Cost
   - One Time                                      (400)                        (400)
   - Recurring*                                     190                          350
                                                    ---                          ---
Gross Margin                                        460                          300
Gross Margin %                                      71%                          46%
Selling Costs (one time)                           (700)                        (700)
Incremental Monthly EBITDA Contribution             460                          300
Payback (in months)                              10 months                    16 months
ROIC - assumes customer for 4 years               111.6%                        66.7%

* Includes cost of network components to support connectivity to PSTN

                                                                        Adelphia
                                                              Business Solutions

                     Pricing Opportunities - The Changing

                             Competitive Landscape

 .    Target Pricing - 15% - 20% below ILEC fully loaded rates

     - Charge for features (call waiting, call forwarding, three way calling, etc.)

     -    Pass through ILEC charges and usage on TSR customers

     -    Raise TSR rates to equal ILEC rates - 0% discount

 .    Competitive Landscape Changing

     -    Don't give away revenue opportunities

 .    Calling Areas/Call Plans

                                                                        Adelphia
                                                              Business Solutions

                   Profile of Improved Financial Performance
                           A Rollforward of Results

                                                Type II              Type II                Type I
                              TSR    Change(a)  SA T-1   Change (b)  UNE/EEL   Change (c)   On-Net
                              ---    ---------  ------   ----------  -------   ----------  ---------
Revenue                      $ 410     $ 240     $ 650        --      $ 650                   $ 650

Direct Cost of Service         450      (100)      350      (160)       190      (115)           75
                             -----               -----                -----                   -----
Incremental Gross Margin $     (40)                300                  460                     575

Incremental Gross Margin %     (10%)                46%                  71%                     88%

Typical Customer Profile
------------------------

  Base line
  ---------
   -12 line customer - local only

 (a) TSR conversion and add LD and internet access

 (b) Conversion to UNE/EEL

 (c) On-net customer

                                                                        Adelphia
                                                              Business Solutions

                Gross Margin On Its Way To Join Mature Markets


                             Gross Margin by City

                                    [GRAPH]

                                                                        Adelphia
                                                              Business Solutions


                             A Look at ABIZ from
                            Adelphia's Perspective

                                Tim Rigas, CFO

                                                                        Adelphia
                                                              Business Solutions

A Look at ABS from Adelphia's Perspective

 .    Enabling Network
        .    Digital TV Transport
        .    High Speed Data - IP Backbone
        .    Residential Telephony

 .    Attractive Investment
        .    Leverage Enabling Network to provide better ROI

                                                                        Adelphia
                                                              Business Solutions

                                     [MAP]

 .    The PONY ring allows digital set top boxes in Coudersport to be fed from digital headend equipment in Buffalo, fenabling wide scale digital deployment while minimizing capital spent on headend equipment

                                                                        Adelphia
                                                              Business Solutions

                         High Speed Data - IP Backbone

                                     [MAP]

 .    The IP Backbone will enable Adelphia to gain Tier 1 ISP status, saving the company $7.00 to $9.00 per cable modem customer in transport and transit expense.

                                                                        Adelphia
                                                              Business Solutions


 . The ABS backbone can provide transport and switching to connect Adelphia cable subscribers to the public switched networks

                            [DIAGRAM APPEARS HERE]

                                                                        Adelphia
                                                              Business Solutions

                           Morgan Stanley Sponsored

                                 Investor Day

                               September 5, 2001